                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 2001



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         0-23108                     Not Applicable
--------                         -------                     --------------
(State of                        (Commission                 (IRS Employer
organization)                     File Number)               Identification No.)



c/o Discover Bank
12 Read's Way
New Castle, Delaware                                    19720
-------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (302) 323-7434



                                       n/a
                 ----------------------------------------------
                 (Former address, if changed since last report)



                                  Page 1 of 215
                         Index to Exhibits is on page 9

Item 5.  Other Events

A)     Series 1993-3:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1993-3, which is attached as
Exhibit 20(a) hereto.

B)     Series 1994-2:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1994-2, which is attached as
Exhibit 20(b) hereto.

C)     Series 1995-1:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1995-1, which is attached as
Exhibit 20(c) hereto.

D)     Series 1995-3:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1995-3, which is attached as
Exhibit 20(d) hereto.

E)     Series 1996-2:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1996-2, which is attached as
Exhibit 20(e) hereto.

F)     Series 1996-3:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1996-3, which is attached as
Exhibit 20(f) hereto.

G)     Series 1996-4:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1996-4, which is attached as
Exhibit 20(g) hereto.

H)     Series 1997-1:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1997-1, which is attached as
Exhibit 20(h) hereto.

I)     Series 1997-2:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1997-2, which is attached as
Exhibit 20(i) hereto.

J)     Series 1997-3:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1997-3, which is attached as
Exhibit 20(j) hereto.

K)     Series 1998-3:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1998-3, which is attached as
Exhibit 20(k) hereto.

L)     Series 1998-6:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1998-6, which is attached as
Exhibit 20(l) hereto.

M)     Series 1998-7:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1998-7, which is attached as
Exhibit 20(m) hereto.

N)     Series 1999-1:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1999-1, which is attached as
Exhibit 20(n) hereto.

O)     Series 1999-2:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1999-2, which is attached as
Exhibit 20(o) hereto.

P)     Series 1999-3:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1999-3, which is attached as
Exhibit 20(p) hereto.

Q)     Series 1999-4:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1999-4, which is attached as
Exhibit 20(q) hereto.

R)     Series 1999-5:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1999-5, which is attached as
Exhibit 20(r) hereto.

S)     Series 1999-6:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 1999-6, which is attached as
Exhibit 20(s) hereto.

T)     Series 2000-1:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2000-1, which is attached as
Exhibit 20(t) hereto.

U)     Series 2000-2:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2000-2, which is attached as
Exhibit 20(u) hereto.

V)     Series 2000-3:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2000-3, which is attached as
Exhibit 20(v) hereto.

W)     Series 2000-4:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2000-4, which is attached as
Exhibit 20(w) hereto.

X)     Series 2000-A:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2000-A, which is attached as
Exhibit 20(x) hereto.

Y)     Series 2000-5:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2000-5, which is attached as
Exhibit 20(y) hereto.

Z)     Series 2000-6:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2000-6, which is attached as
Exhibit 20(z) hereto.

AA)    Series 2000-7:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2000-7, which is attached as
Exhibit 20(aa) hereto.

AB)    Series 2000-8:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2000-8, which is attached as
Exhibit 20(ab) hereto.

AC)    Series 2000-9:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2000-9, which is attached as
Exhibit 20(ac) hereto.

AD)    Series 2001-1:

On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2001-1, which is attached as
Exhibit 20(ad) hereto.

AE)    Series 2001-2:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2001-2, which is attached as
Exhibit 20(ae) hereto.

AF)    Series 2001-3:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2001-3, which is attached as
Exhibit 20(af) hereto.

AG)    Series 2001-4:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2001-4, which is attached as
Exhibit 20(ag) hereto.

AH)    Series 2001-5:
On July 16, 2001 the Registrant made available the Monthly Certificateholders' Statement for June 2001 with respect to Series 2001-5, which is attached as
Exhibit 20(ah) hereto.

Item 7.  Financial Statements and Exhibits

c) Exhibits

Exhibit No.                          Description
-----------                          -----------

20(a)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1993-3.

20(b)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1994-2.

20(c)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1995-1.

20(d)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1995-3.

20(e)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1996-2.

20(f)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1996-3.

20(g)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1996-4.

20(h)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1997-1.

20(i)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1997-2.

20(j)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1997-3.

20(k)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1998-3.

20(l)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1998-6.

20(m)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1998-7.

20(n)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1999-1.

20(o)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1999-2.

20(p)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1999-3.

20(q)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1999-4.

20(r)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1999-5.

20(s)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 1999-6.

20(t)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2000-1.

20(u)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2000-2.

20(v)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2000-3.

20(w)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2000-4.

20(x)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2000-A.

20(y)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2000-5.

20(z)                                Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2000-6.

20(aa)                               Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2000-7.

20(ab)                               Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2000-8.

20(ac)                               Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2000-9.

20(ad)                               Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2001-1.

20(ae)                               Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2001-2.

20(af)                               Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2001-3.

20(ag)                               Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2001-4.

20(ah)                               Monthly Certificateholders' Statement, related to the month ending
                                     June 30, 2001, for Series 2001-5.

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         DISCOVER CARD MASTER TRUST I
                                 (Registrant)

                        By: DISCOVER BANK (formerly Greenwood Trust Company) as originator of the Trust

                        By:  Michael F. Rickert
                             ------------------------------------------
                             Michael F. Rickert
                             Vice President, Chief Accounting Officer,
                             and Treasurer


Date:  July 16, 2001

                                  EXHIBIT INDEX

Exhibit No.                      Description
-----------                      -----------

20(a)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1993-3.

20(b)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1994-2.

20(c)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1995-1.

20(d)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1995-3.

20(e)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1996-2.

20(f)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1996-3.

20(g)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1996-4.

20(h)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1997-1.

20(i)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1997-2.

20(j)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1997-3.

20(k)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1998-3.

20(l)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1998-6.

20(m)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1998-7.

20(n)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1999-1.

20(o)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1999-2.

20(p)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1999-3.

20(q)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1999-4.

20(r)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1999-5.

20(s)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 1999-6.

20(t)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2000-1.

20(u)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2000-2.

20(v)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2000-3.

20(w)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2000-4.

20(x)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2000-A.

20(y)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2000-5.

20(z)                            Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2000-6.

20(aa)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2000-7.

20(ab)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2000-8.

20(ac)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2000-9.

20(ad)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2001-1.

20(ae)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2001-2.

20(af)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2001-3.

20(ag)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2001-4.

20(ah)                           Monthly Certificateholders' Statement, related to the month ending June 30, 2001, for Series 2001-5.